IRREVOCABLE LETTER OF CREDIT
                               NO.  930300


                                 April 16, 1997


Manufacturers and Traders
Trust Company, as Trustee
One M&T Plaza
Buffalo, New York 14203

Attention: Corporate Trust Department

Ladies and Gentlemen:

          At the request and for the account of our customer, Berry Plastics Corporation, a Delaware corporation (the "COMPANY"), we (the "BANK") hereby issue in your favor our Irrevocable Letter of Credit No. 930300 in the amount of $5,226,028 (the "STATED AMOUNT"), effective immediately and expiring at 5 p.m. (Dallas, Texas time) at our office on January 20, 2002 (the "EXPIRATION DATE"). This Letter of Credit is issued to you as trustee (the "TRUSTEE") under the Trust Indenture, dated as of April 1, 1991 (the "INDENTURE"), between the City of Henderson, Nevada Public Improvement Trust (the "ISSUER") and you, pursuant to which $5,000,000 in aggregate principal amount of the Issuer's Variable Rate Demand Refunding Bonds (Berry Plastics Corporation Project), Series 1991 (the "BONDS") are outstanding.

          We hereby irrevocably authorize you to draw on us, in an aggregate amount not to exceed the Stated Amount of the Letter of Credit set forth above, and in accordance with the terms and conditions and subject to the reductions in an amount as hereinafter set forth, the following amounts by presentation to us of one or more of your sight drafts referring thereon to the number of this Letter of Credit, together with one or more of the following certificates duly completed by you and purportedly signed by you (any such sight draft accompanied by any such certificate being a "DRAFT"):

           1. ANNEX A - Certificate for Drawing in Connection with the Payment of up to 110 Days' Interest on the Variable Rate Demand Refunding Bonds (Berry Plastics Corporation Project), Series 1991 ("INTEREST DRAFT DRAWING") - in a single drawing (subject to the reinstatement provisions contained in the next following paragraph) (such draft accompanied by such certificate being your ("INTEREST DRAFT") in an amount not exceeding $226,028;

           2. ANNEX B - Certificate for Drawing in Connection with the Payment of Purchase Price of (Including the Principal of and up to 110 Days' Interest on) the Variable Rate Demand Refunding Bonds (Berry Plastics Corporation Project), Series 1991 in Support of a Tender Pursuant to Section 114 of the Indenture ("TENDER DRAFT DRAWING") - in one or more drawings (any such draft accompanied by such certificate being your "TENDER DRAFT"), in an aggregate amount not exceeding $5,226,028 (subject to reinstatement as provided in this Letter of Credit);

           3. ANNEX C - Certificate for Drawing in Connection with the Payment of Principal of and up to 110 Days' Interest on the Variable Rate Demand Refunding Bonds (Berry Plastics Corporation Project), Series 1991 upon a Partial Redemption ("PARTIAL REDEMPTION DRAFT DRAWING") - in one or more drawings (any such draft accompanied by such certificate being your "PARTIAL REDEMPTION DRAFT"), in an aggregate amount not exceeding $5,226,028; and

           4. ANNEX D - Certificate for Drawing in Connection with the Payment of Principal of and up to 110 Days' Interest on the Variable Rate Demand Refunding Bonds (Berry Plastic Corporation Project), Series 191, upon Stated and Accelerated Maturity, Purchase of All of the Bonds or Optional or Mandatory Redemption as a Whole ("FINAL DRAFT DRAWING") - in a single drawing (such draft accompanied by such certificate being your "FINAL DRAFT"), in an amount not exceeding $5,226,028.

          If you shall draw on us by your Interest Draft under CLAUSE (1) of the preceding paragraph and we shall not have sent to you within ten calendar days from the date of such drawing a written notice from us to the effect that an Event of Default has occurred under the Financing and Security Agreement dated as of January 21, 1997 (as from time to time in effect, the "Reimbursement Agreement"), between the Company and the Bank, and that such amount, and your right to draw on us by an Interest Draft, will not be reinstated, your right to draw on us in a single drawing by your Interest Draft under CLAUSE (1) shall be automatically reinstated and, effective the 11th calendar day from the date of such drawing, you shall again be authorized to draw on us by your Interest Draft in accordance with said CLAUSE (1) and the other terms and conditions referred to or set forth in the immediately preceding paragraph; and this automatic reinstatement of your right to draw on us by your Interest Draft shall be applicable to each successive drawing by your Interest Draft under CLAUSE (1) of the immediately preceding paragraph so long as this Letter of Credit shall not have terminated as set forth below.

          To the extent that Bonds are redeemed and paid with funds not drawn under this Letter of Credit, the amount of this Letter of Credit shall be decreased upon our receipt of your written and completed certificate signed by you in substantially the form of ANNEX E attached hereto (relating to a mandatory or optional redemption of less than all of the Bonds outstanding), by an amount equal to the amount stated in such certificate, and the amounts available to be drawn by you by any subsequent Interest Draft, Tender Draft, Partial Redemption Draft or Final Draft shall be decreased upon our receipt of such certificate, to the amounts stated in such certificate.

          Upon our honoring any Tender Draft presented by you hereunder, the amount of this Letter of Credit and the amounts available to be drawn hereunder by you by any subsequent Tender Draft, Partial Redemption Draft and Final Draft shall be automatically decreased by an amount corresponding to the amount of such Tender Draft. The amount of this Letter of Credit and the amounts from time to time available to be drawn by you hereunder by any Tender Draft, Partial Redemption Draft or Final Draft shall be increased when and to the extent, but only when and to the extent, that we have given you written notice that we have either (a) been reimbursed by the Company or by you on behalf of the Company for any amount drawn hereunder by any Tender Draft, or (b) received Pledged Bonds (as defined in the Pledge Agreement dated as of April __, 1997, among the Company, the Bank, you and the Remarketing Agent identified therein) in aggregate principal amount equal to the principal amount of Bonds purchased with the proceeds of such Tender Draft. Any amount received by us from or on behalf of the Company in reimbursement of amounts drawn hereunder shall, if accompanied by your completed and signed certificate in substantially the form of ANNEX F attached hereto, be applied to the extent of the amount indicated therein to reimburse us for amounts drawn hereunder by your Tender Drafts.

          Upon your honoring any Partial Redemption Draft presented by you hereunder, the amount of this Letter of Credit and the amounts available to be drawn by you hereunder by any subsequent Partial Redemption Draft, Tender Draft or Final Draft shall be automatically and permanently decreased by an amount corresponding to the principal amount of Bonds to be redeemed and paid with the proceeds of such Partial Redemption Draft (the "Principal Component Reduction"), plus an amount that is equal to 110 days' interest on such Principal Component Reduction, calculated at an assumed rate of 15% per annum and on the basis of a 365-day year (the "Interest Component Reduction"). In addition, the amount available to be drawn by you hereunder by any subsequent Interest Draft will be automatically and permanently decreased by the Interest Component Reduction.

          Each Draft presented under this Letter of Credit shall refer thereon to the number of this Letter of Credit and shall be dated the date of its presentation, and shall be drawn and presented at our office located at NationsBank of Texas, N.A., 901 Main Street, Dallas, Texas 75202, Attention: Mona Davis (or at any other office that may be designated by us in writing at least three Banking Days prior to the date on which a drawing is made hereunder), with a copy to NationsBank Business Credit, 100 South Charles Street, 4th Floor, Baltimore, Maryland 21201, Attention: Vickie L. Tillman (or telecopied to (410) 576-2958), it being understood that providing such a copy shall not constitute a condition of drawing. Each Draft may be presented only on a Banking Day. If we receive any of your Drafts at such office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 11:00 a.m. (Dallas, Texas time) on a Banking Day prior to the termination hereof, we will honor the same no later than 2:00 p.m. (Dallas, Texas time) on the same day in immediately available funds in accordance with your payment instructions. If we receive any of your Drafts at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 11:00 a.m. (Dallas, Texas time) on a Banking Day prior to the termination hereof, we will honor the same in immediately available funds no later than 2:00 p.m. (Dallas, Texas time) on the next succeeding Banking Day in accordance with your payment instruments. The term "Banking Day" means any day of the year other than a Saturday, Sunday, legal holiday or a day on which banking institutions in Dallas, Texas or in Buffalo, New York, are authorized or required to close.

          The Drafts you are required to submit to us may be submitted to us in the form of a facsimile copy by telecopier to the Bank, Attention:
Mona Davis, telecopier no.: (214) 508-3928, with prior telephone notice to such office at telephone no.: (214) 508-3153 (or at such other office and telecopier and telephone numbers as we may designate to you in writing), with a copy to NationsBank Business Credit, 100 South Charles Street, 4th Floor, Baltimore, Maryland 21201, Attention: Vickie L. Tillman (or telecopied to (410) 576-2958), it being understood that providing such a copy shall not constitute a condition of drawing. By acceptance of this Letter of Credit, you agree to send the same day the originals of all telecopied Drafts to us, prominently marked to indicate that they are originals of telecopied Drafts, by overnight courier for next day delivery to our designated address for presentation of Drafts.

          By paying you an amount demanded in accordance with this Letter of Credit, we make no representation as to the correctness of the amount demanded or your calculations and representations on the certificates required of you by this Letter of Credit.

          This Letter of Credit shall automatically expire on the earliest to occur of (i) our honoring your Final Draft presented hereunder, (ii) 15 days after the date on which we receive written notice from you that the Bonds have been converted to a "Fixed Interest Rate" within the meaning of the Indenture, (iii) the date on which we receive written notice from you that an alternate letter of credit or other credit facility has been substituted for this Letter of Credit in accordance with the Indenture, (iv) the date on which we receive written notice from you that there are no longer any Bonds "Outstanding" within the meaning of the Indenture, (v) upon receipt by us of written notice from the Company and the holders of all of the Bonds that are "Outstanding" within the meaning of the Indenture that they are exercising their option to terminate the Letter of Credit pursuant to
Section 111(c) of the Indenture, on the earlier of the date specified in such notice and 15 days after we receive such written notice, together with your certification that such holders constitute the holders of all Outstanding Bonds, and (iv) the Expiration Date.

          This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds, the Indenture, the Reimbursement Agreement), except only the Annexes and Drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such Annexes and Drafts.

          This Letter of Credit is transferable any number of times in full but not in part. Transfer may be made to any entity whom you or any transferee hereunder designate as a successor trustee under the Indenture who is acceptable to us, provided that our acceptance of a successor trustee shall not be unreasonably withheld and provided further that we will promptly advise you of our acceptance or disapproval. Transfer of the available drawing under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by your instruction to transfer in the form of Annex G attached to this Letter of Credit, and the payment of (x) $2,000 as a transfer fee and (y) the Bank's costs and expenses incurred in connection with such transfer. Upon presentation and payment, we shall forthwith effect a transfer of this Letter of Credit to your designated transferee.

          This Letter of Credit shall be governed by the laws of the State of Maryland, including the Uniform Commercial Code as in effect in the State of Maryland, except that Articles 16 and 20(b) of the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, shall govern solely with respect to the presentation of Drafts by telecopy transmission. Communications to us with respect to this Letter of Credit other than presentations of Drafts and certificates hereunder shall be in writing and shall be addressed to us at NationsBank Business Credit, 100 South Charles Street, 4th Floor, Baltimore, Maryland 21201, Attention:
Vickie L. Tillman (or telecopied to (410) 576-2958), with a copy to us at NationsBank of Texas, N.A., 901 Main Street, Dallas, Texas 75202,
Attention: Mona Davis (or telecopied to (214) 508-3928), specifically referring to the number of this Letter of Credit. Communications to you with respect to this Letter of Credit shall be in writing and shall be addressed to you at your address set forth above, specifically referring to the number of this Letter of Credit and the Bonds.

                                 Very truly yours,

                                 NATIONSBANK, N.A.


                                 By:
                                   Name:
                                   Title:

                                 ANNEX A


                         INTEREST DRAFT DRAWING


          The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to NationsBank, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. _____________ (the "Letter of Credit", the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

           1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

           2. The Trustee is making a drawing under the Letter of Credit with respect to a payment of interest on the Bonds, which payment is due on [PAYMENT DUE DATE]. None of the Bonds in respect of which this drawing will be used to pay interest is held of record by the Company or by the undersigned for the account of the Company.

           3. [THE INTEREST DRAFT ACCOMPANYING THIS CERTIFICATE IS THE FIRST INTEREST DRAFT PRESENTED BY THE TRUSTEE UNDER THE LETTER OF CREDIT.] [OR] [THE INTEREST DRAFT LAST PRESENTED BY THE TRUSTEE UNDER THE LETTER OF CREDIT WAS HONORED AND PAID BY THE BANK ON ________________, 19___, AND THE TRUSTEE HAS NOT RECEIVED A NOTICE FROM THE BANK THAT AN EVENT OF DEFAULT HAS OCCURRED UNDER THE REIMBURSEMENT AGREEMENT.]

           4. The amount of the Interest Draft accompanying this Certificate is $__________________. It was computed in compliance with the terms and conditions of the Bonds and the Indenture, and does not include any amount of interest which is included in any Tender Draft, Partial Redemption Draft or Final Draft presented on or prior to the date of this Certificate.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________________, 19___.

                                 MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee


                                 By:
                                   [Name and Title]


cc:  NationsBank Business Credit
     100 South Charles Street
     4th Floor
     Baltimore, Maryland 21201
     Attention: Vickie L. Tillman
     (Telecopier No. (410) 576-2958)

                                 ANNEX B


                          TENDER DRAFT DRAWING


          The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to NationsBank, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. ________________ (the "Letter of Credit", the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

           1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

           2. The Trustee is making a drawing under the Letter of Credit with respect to the payment, upon an optional tender of all or less than all of the Bonds which are Outstanding (as defined in the Indenture), of the purchase price of (including the unpaid principal amount of, and up to 110 days' accrued and unpaid interest on) the Bonds to be purchased as a result of such tender pursuant to the terms of Section 114 of the Indenture (other than Bonds, or $ ______________ portions thereof, presently held of record by the Company or by the Trustee for the account of the Company), which payment is due on [payment due date].

           3. The amount of the Tender Draft accompanying this Certificate is equal to the sum of (i) $_______________ being drawn in respect of the payment of the portion of the purchase price equal to the unpaid principal of the Bonds being purchased and (ii) $______________ being drawn in respect of the payment of the portion of the purchase price equal to the accrued and unpaid interest on such Bonds, and does not include any amount of interest which is included in any Interest Draft, Partial Redemption Draft or Final Draft presented on or prior to the date of this Certificate.

           4. The amount of the Tender Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee under the Letter of Credit.

          The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring of the Tender Draft accompanying this Certificate, the amount of the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent Tender Draft, Partial Redemption Draft or Final Draft are automatically decreased by an amount equal to the amount of such Tender Draft, subject to reinstatement as provided in the Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________________, 19___.

                                 MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee


                                 By:
                                   [Name and Title]


cc:  NationsBank Business Credit
     100 South Charles Street
     4th Floor
     Baltimore, Maryland 21201
     Attention: Vickie L.  Tillman
     (Telecopier No.  (410) 576-2958)

                                 ANNEX C


                    PARTIAL REDEMPTION DRAFT DRAWING


          The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to NationsBank, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. ________________ (the "Letter of Credit", the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

           1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

           2. The Trustee is making a drawing under the Letter of Credit with respect to the payment, upon a mandatory or optional redemption of less than all of the Bonds which are Outstanding (as defined in the Indenture) pursuant to the BOND FORM APPENDIX to the Indenture, of the unpaid principal amount of, and up to 110 days' accrued and unpaid interest on, Bonds to be redeemed.

           3. The amount of the Partial Redemption Draft accompanying this Certificate is equal to the sum of (i) $________________ being drawn in respect of the payment of unpaid principal of Bonds to be redeemed and (ii) $_______________ being drawn in respect of the payment of up to 110 days' accrued and unpaid interest on such Bonds, and does not include any amount of interest on the Bonds which is included in any Interest Draft, Tender Draft or Final Draft presented on or prior to the date of this Certificate.

           4. The amount of the Partial Redemption Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn under the Letter of Credit.

           5. This Certificate and the Partial Redemption Draft it accompanies are dated, and are being presented to the Bank on, the date on which the unpaid principal amount of, and accrued and unpaid interest on, Bonds to be redeemed are due and payable under the Indenture upon redemption of less than all of the Bonds which are Outstanding (as defined in the Indenture).

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________________, 19___.

                                 MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee


                                 By:
                                   [Name and Title]


cc:  NationsBank Business Credit
     100 South Charles Street
     4th Floor
     Baltimore, Maryland 21201
     Attention: Vickie L.  Tillman
     (Telecopier No.  (410) 576-2958)

                                 ANNEX D


                           FINAL DRAFT DRAWING


          The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to NationsBank, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. _________________ (the "Letter of Credit", the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

           1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

           2. The Trustee is making a drawing under the Letter of Credit with respect to the payment, either as stated maturity, upon acceleration, upon purchase of all of the Bonds pursuant to a conversion to a fixed interest rate under Section 101 of the Indenture or a mandatory purchase of all of the Bonds under Section 115 of the Indenture, or as a result of an optional or mandatory redemption of all of the Bonds pursuant to the BOND FORM APPENDIX of the Indenture, of the unpaid principal amount of, and up to 110 days' accrued and unpaid interest on, all of the Bonds which are "Outstanding" within the meaning of the Indenture, which payment is due on [payment due date].

           3. The amount of the Final Draft accompanying this Certificate is equal to the sum of (i) $__________ being drawn in respect of the payment of unpaid principal of Bonds, and (ii) $__________ being drawn in respect of the payment of up to 110 days' accrued and unpaid interest on such Bonds, and does not include any amount of interest on the Bonds which is included in any Interest Draft, Tender Draft or Partial Redemption Draft presented on or prior to the date of this Certificate.

           4. The amount of the Final Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee under the Letter of Credit.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________________, 19___.

                                 MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee


                                 By:
                                   [Name and Title]


cc:  NationsBank Business Credit
     100 South Charles Street
     4th Floor
     Baltimore, Maryland 21201
     Attention: Vickie L.  Tillman
     (Telecopier No.  (410) 576-2958)

                                 ANNEX E


                        CERTIFICATE FOR REDUCTION


          The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to NationsBank, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. _____________________ (the "Letter of Credit", the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

           1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

           2. The Trustee hereby notifies you that on or prior to the date hereof $_____________________ principal amount of the Bonds have been redeemed and paid pursuant to the Indenture. Such redemption and payment was not effected with the proceeds of amounts drawn under the Letter of Credit.

           3. Following the redemption and payment referred to in paragraph (2) above, the aggregate principal amount of all of the Bonds which are "Outstanding" within the meaning of the Indenture is $_____________________.

           4. The maximum amount of interest, computed in accordance with the terms and conditions of the Bonds and the Indenture, which could accrue on the Bonds referred to in paragraph (3) above in any period of 110 days is $_____________________.

           5. The amount available to be drawn by the Trustee under the Letter of Credit by any Interest Draft is reduced to $_____________________ (such amount being equal to the amount specified in paragraph (4) above) upon receipt by the Bank of this Certificate.

           6. The amount available to be drawn by the Trustee under the Letter of Credit by any Tender Draft is reduced to $_____________________ (such amount being equal to the sum of the amounts specified in paragraphs (3) and (4) above) upon receipt by the Bank of this Certificate.

           7. The amount available to be drawn by the Trustee under the Letter of Credit by any Partial Redemption Draft is reduced to $_______________ (such amount being equal to the sum of the amounts specified in paragraphs (3) and (4) above) upon receipt by the Bank of this Certificate.

           8. The amount available to be drawn by the Trustee under the Letter of Credit by its Final Draft is reduced to $_______________ (such amount being equal to the sum of the amounts specified in paragraphs (3) and (4) above) upon receipt by the Bank of this Certificate.

           9. The amount of the Letter of Credit is reduced to $_______________ (such amount being equal to the sum of the amounts specified in paragraphs (3) and (4) above) upon receipt by the Bank of this Certificate.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________________, 19___.

                                 MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee


                                 By:
                                   [Name and Title]


cc:  NationsBank Business Credit
     100 South Charles Street
     4th Floor
     Baltimore, Maryland 21201
     Attention: Vickie L.  Tillman
     (Telecopier No.  (410) 576-2958)

                                 ANNEX F


                      CERTIFICATE FOR REINSTATEMENT


          The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to NationsBank, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. _______________ (the "Letter of Credit", the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

           1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

           2. The amount of $___________ paid to you today by the Company or by the Trustee on behalf of the Company is a payment made to reimburse you or, pursuant to Sections 2.04 and 2.05 of the Reimbursement Agreement for amounts drawn under the Letter of Credit by Tender Drafts.

           3. Of the amount referred to in paragraph (2), $___________ represents the aggregate principal amount of Bonds resold on behalf of the Company.

           4. Of the amount referred to in paragraph (2), $___________ represents accrued and unpaid interest on Bonds.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________________, 19___.

                                 MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee


                                 By:
                                   [Name and Title]


cc:  NationsBank Business Credit
     100 South Charles Street
     4th Floor
     Baltimore, Maryland 21201
     Attention: Vickie L.  Tillman
     (Telecopier No.  (410) 576-2958)

                                 ANNEX G


                         INSTRUCTION TO TRANSFER


                       ____________________, 19__


NationsBank of Texas, N.A.
901 Main Street
Dallas, Texas 75202
Attention: Mona Davis


                  Re:  IRREVOCABLE LETTER OF CREDIT NO.
Gentlemen:

          For value received, the undersigned beneficiary hereby irrevocably transfers to:


                          [Name of Transferee]



                                [Address]


all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Indenture (as defined in the Letter of Credit).

          By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; PROVIDED, HOWEVER, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

          In accordance with UCP 500 sub Article 48(d), the undersigned beneficiary hereby waives the right to refuse to allow you to advise amendments to the Letter of Credit directly to the transferee.
Therefore, the transferee shall have the sole rights as beneficiary to the Letter of Credit, including the sole right relating to any amendments thereto whether now existing or hereafter made. All amendments are to be advised directly to the transferee.

          The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that you transfer the Letter of Credit to our transferee or that, if so requested by the transferee, you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.

                                 Very truly yours,


                                 MANUFACTURERS AND TRADERS TRUST COMPANY, as predecessor Trustee


                                 By:
                                   [Name and Title]


cc:  NationsBank Business Credit
     100 South Charles Street
     4th Floor
     Baltimore, Maryland 21201
     Attention: Vickie L.  Tillman
     (Telecopier No.  (410) 576-2958)